HIGH NET WORTH INVESTORS - CAPITAL APPRECIATION
ALLIANCE SELECT INVESTOR SERIES Technology Portfolio

Annual Report
October 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                        Investment Products Offered
                        ---------------------------
                        o Are Not FDIC Insured
                        o May Lose Value
                        o Are Not Bank Guaranteed
                        --------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

LETTER TO SHAREHOLDERS
December 20, 2002


Dear Shareholder:
This report provides the investment results, market review and outlook for Alliance Select Investor Series Technology Portfolio (the "Portfolio") for the annual reporting period ended October 31, 2002.

Investment Objective and Policies
This open-end fund seeks to provide superior long-term growth of capital. The Portfolio invests primarily in the equity securities of companies that are involved with the development and utilization of innovative technologies. The Portfolio may invest up to 40% of its total assets in non-U.S. companies. The Portfolio may also invest up to 15% in private technology companies that are planning an initial public offering within a period of several months to three years. The prices of technology stocks are volatile.

To take advantage of investment opportunities in technology stocks in both rising and falling markets, the Portfolio may engage in substantial short selling and may use certain other investment practices, including options, futures and forward contracts, and leverage. While these techniques are riskier than many investment strategies, they do provide greater potential for higher total return. This Portfolio is designed for the sophisticated investor who appreciates both the potential and the risks inherent in such strategies.

Investment Results
The following table provides performance data for the Portfolio for the six- and 12-month periods ended October 31, 2002. Also included is the performance for the NASDAQ Composite Index and the Lipper Science and Technology Fund Index, a performance index of the largest funds that have a science and technology investment objective.


   INVESTMENT RESULTS*
   Periods Ended October 31, 2002

                                                              Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
   Alliance Select
   Investor Series
   Technology
   Portfolio
     Class A                                               -28.95%     -36.39%
--------------------------------------------------------------------------------
     Class B                                               -29.08%     -36.60%
--------------------------------------------------------------------------------
     Class C                                               -29.17%     -36.87%
--------------------------------------------------------------------------------
   NASDAQ
   Composite
   Index                                                   -21.23%    -21.33%
--------------------------------------------------------------------------------
   Lipper
   Science and
   Technology
   Fund Index                                              -30.01%    -33.82%
--------------------------------------------------------------------------------

   * The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 1

     The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies. The unmanaged Lipper Science and Technology Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds that have a science and technology investment objective. These funds have generally similar investment objectives to the Portfolio, although investment policies for the various funds may differ. The NASDAQ Composite Index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Technology Portfolio.

     Additional investment results appear on pages 5-8.



During the six- and 12-month periods ended October 31, 2002, the Portfolio underperformed the NASDAQ Composite Index, as technology stocks continued to fare worse than the overall market. To illustrate, during the past six months, the electronic technology sector averaged 29% of the NASDAQ and declined 34%, while the total composite declined only 21%. Given the Portfolio's technology mandate, we held a higher average of 42% in the electronic technology sector. In addition, stock selection within technology services hurt relative performance. Although the Portfolio outperformed its peer group, reflected by the Lipper Science and Technology Funds Index, during the six-month period, it lagged during the 12-month period ended October 31, 2002. This was due to the Portfolio's private equity exposure.

In today's market, private-equity start-up companies face substantially diminished business opportunities in an environment where even the most well funded and established public technology companies are challenged. Our analysts regularly monitor the Portfolio's private equity holdings and analyze each company's fundamental progress and financial position. As conditions have deteriorated, the Portfolio has adjusted down valuations on six of the Portfolio's seven private holdings, which has cost more than five basis points of performance in the past six months. During the past 12 months, we did not close any new private equity transactions. As of October 31, 2002, 4.0% of the Portfolio's assets were invested in private equity opportunities, within our 15% limit. Our analysts continue to search for opportunities in private equity, looking in particular for private companies with strong positioning and a sufficiently mature operating status to warrant investment consideration. In today's market, however, we see no such opportunities within our investment horizon (that is, where an initial public offering is planned within a period of several months to three years.)

On the public equity side, with little direction in fundamental trends, we re-


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2 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO
lied on individual stock selection. The position in Dell Computer Corp. contributed positively during the period under review, as that company proved itself a market share winner against a backdrop of weak computer demand. The Portfolio's holding in eBay, Inc. was another highlight, as that company thrives on the Internet. QUALCOMM, Inc. reflects another successful holding, as that company's CDMA cellular phone technology gained, particularly in Asia. The Portfolio's overweight positions in the semiconductor group hurt recent performance, as those stocks retraced earlier gains to mark new lows in October. Meanwhile, stock selection in short positions contributed positively to performance across the board. Through the period, we increased the Portfolio's net long exposure within the target range of 70% to 100%, ending the period with 85% net long exposure.

Market Review & Outlook
Technology stocks continued to trade lower during the period, as the economic upturn suffered some fits and starts. So far, a muted economic recovery has been followed by stabilization in technology spending. Throughout the year, technology demand was driven largely by consumer spending as electronic product prices dropped to attractive consumer points. This has been true for a range of products-from digital still cameras and DVD players, to new automobile models with greater electronic content, to Wireless LAN and data-enhanced cellular phones. On the other hand, enterprise information technology (IT) spending (a much larger proportion of technology demand) has remained lackluster.

We continue to believe that the outlook for technology companies and their stocks is tied to the pace and shape of a macroeconomic recovery, particularly in the U.S. We are encouraged by the fact that an economic recovery, albeit a slow one, is underway and that there are signs of stabilization in many sectors of technology. True, corporate managers continue to approach new technology spending with caution (technology spending as a percentage of corporate revenues is declining for the first time in decades) and enterprise executives are demanding rapid returns for any additional technology capital investments. Still, corporate cash flows and industrial capital spending trends are improving, which should lead to better technology demand as the recovery plays out. Exiting the third quarter of 2002 with technology stock prices dramatically lower, expectations for revenue and earnings downbeat and market psychology, arguably worse, we believe the technology market has found its cyclical bottom.

Against this mixed economic backdrop, our strategy remains the same--a focus on fundamental analysis and stock selection. In our research, we place an emphasis on companies with solid balance sheets, market share gains, cost structure improvements, and pricing power. Such characteristics should translate to superior growth and investment opportunities within the technology sector.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 3

Thank you for your interest and investment in Alliance Select Investor Series Technology Portfolio. We look forward to reporting to you on market activity and the Portfolio's investment results in the coming periods.

Sincerely,

/S/ John D. Carifa

John D. Carifa
Chairman and President





/S/ Janet A. Walsh

Janet A. Walsh
Vice President

[PHOTO]

John D. Carifa


[PHOTO]

Janet A. Walsh

Janet A. Walsh, Portfolio Manager, has over 8 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

PERFORMANCE UPDATE

PERFORMANCE UPDATE
GROWTH OF A $10,000 INVESTMENT
3/31/00* TO 10/31/02

Alliance Select Investor Series Technology Portfolio: $2,328
NASDAQ Composite: $2,908

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]



Alliance Select Investor Series Technology Portfolio            NASDAQ Composite
--------------------------------------------------------------------------------
3/31/00              9579                                             10000
10/31/00             7481                                              7369
10/31/01             3659                                              3696
10/31/02             2328                                              2908

This chart illustrates the total value of an assumed $10,000 investment in Alliance Select Investor Series Technology Portfolio Class A shares (from 3/31/00* to 10/31/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is market-value weighted and includes over 5,000 companies.

When comparing Alliance Select Investor Series Technology Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Technology Portfolio.

* Closest month-end after Portfolio's Class A share inception date of 3/30/00.


--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 5

PERFORMANCE UPDATE




ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                          [bar chart omitted]

             Alliance Select Investor Series Technology Portfolio--
                           Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                    Alliance Select Investor Series        NASDAQ
                          Technology Portfolio         Composite Index
--------------------------------------------------------------------------------
      10/31/00*                  -21.90%                   -26.31%
      10/31/01                   -51.09%                   -49.84%
      10/31/02                   -36.39%                   -21.33%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The unmanaged NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is market-value weighted and includes over 5,000 companies. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Technology Portfolio.

* The Portfolio's return for the period ended 10/31/00 is from the Portfolio's inception date of 3/30/00 through 10/31/00. The benchmark's return for the period ended 10/31/00 is from 3/31/00 through 10/31/00.


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6 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

PORTFOLIO SUMMARY
October 31, 2002


INCEPTION DATES
Class A Shares
3/30/00
Class B Shares
3/30/00
Class C Shares
3/30/00

PORTFOLIO STATISTICS
Net Assets ($mil): $125.0

SECTOR BREAKDOWN
Technology
   25.6% Semiconductor Components
   17.2% Computer Software
   12.9% Broadcasting & Cable
    9.5% Computer Hardware/Storage
    9.3% Communication Equipment
    6.4% Computer Services
    4.1% Miscellaneous
    3.1% Internet Infrastructure
    1.6% Contract Manufacturing
    1.6% Semiconductor Capital Equipment
    1.6% Telephone Utility
    1.0% Aerospace

    6.1% Short-Term

[GRAPHIC OMITTED]

COUNTRY BREAKDOWN
   95.7% United States
    2.1% Bermuda
    1.6% Singapore
    0.6% Taiwan

[GRAPHIC OMITTED]

All data as of October 31, 2002. The Portfolio's sector and country breakdowns are expressed as a percentage of total investment and may vary over time.



--------------------------------------------------------------------------------
                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 7

INVESTMENT RESULTS



AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002
Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                    1 Year        -36.39%                   -39.10%
           Since Inception*       -42.10%                   -43.05%
            Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                    1 Year        -36.60%                   -39.14%
           Since Inception*       -42.47%                   -42.92%
            Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                    1 Year        -36.87%                   -37.50%
           Since Inception*       -42.56%                   -42.56%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2002)

                                Class A           Class B          Class C
--------------------------------------------------------------------------------
                    1 Year     -37.68%           -38.20%          -36.27%
           Since Inception*    -46.31%           -46.31%          -45.87%

The Portfolio's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. This Portfolio invests in companies of any size. An investment in smaller-cap stocks is more volatile and riskier than an investment in many other types of stocks. The stock market performance of these new technology companies can be dramatic-in both directions. To take advantage of the investment opportunities in rising and falling markets, the Portfolio may make substantial use of leverage, short selling and other investment practices such as options, futures and forwards. These techniques are riskier than many investment strategies, and are appropriate only for particularly sophisticated investors who understand and are willing to assume these risks. The Portfolio can invest in securities denominated in currencies other than the U.S. dollar which may magnify these fluctuations due to changes in international exchange rates and the possibility of substantial volatility due to various factors including political and economic uncertainties throughout the world. The Portfolio may also invest in other investments which are illiquid. Investment in illiquid securities may involve the risk that securities will not be able to be sold at the time desired by the Portfolio or at the prices approximating the value at which the Portfolio is carrying the securities on its book.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception date for all share classes: 3/30/00.


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8 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

TEN LARGEST HOLDINGS
October 31, 2002

                                                               Percent of
Company                                         Value          Net Assets
--------------------------------------------------------------------------------
Dell Computer Corp.                      $ 12,225,053                 9.8%
--------------------------------------------------------------------------------
Microsoft Corp.                            11,661,807                 9.4
--------------------------------------------------------------------------------
Comcast Corp. Special Cl. A                 7,646,223                 6.1
--------------------------------------------------------------------------------
Viacom, Inc. Cl. B                          7,039,458                 5.6
--------------------------------------------------------------------------------
Cisco Systems, Inc.                         6,974,084                 5.6
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.             6,040,048                 4.8
--------------------------------------------------------------------------------
Intel Corp.                                 5,897,570                 4.7
--------------------------------------------------------------------------------
PeopleSoft, Inc.                            5,658,965                 4.5
--------------------------------------------------------------------------------
Altera Corp.                                5,122,812                 4.1
--------------------------------------------------------------------------------
First Data Corp.                            4,339,548                 3.5
--------------------------------------------------------------------------------
                                         $ 72,605,568                58.1%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2002

                                                      Shares*
                                     -------------------------------------------
Purchases                                  Bought       Holdings 10/31/02
--------------------------------------------------------------------------------
Altera Corp.                               84,900                 437,100
--------------------------------------------------------------------------------
AT&T Corp.                                162,200                 162,200
--------------------------------------------------------------------------------
Broadcom Corp.                             96,500                  96,500
--------------------------------------------------------------------------------
Fiserv, Inc.                               42,600                  42,600
--------------------------------------------------------------------------------
Intuit, Inc.                               34,200                  34,200
--------------------------------------------------------------------------------
Linear Technology Corp.                   113,400                 113,400
--------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)   166,000                 166,000
--------------------------------------------------------------------------------
Northrop Grumman Corp.                     10,000                  10,000
--------------------------------------------------------------------------------
SunGard Data Systems, Inc.                 68,000                  68,000
--------------------------------------------------------------------------------
The BISYS Group, Inc.                      59,000                  59,000

Sales                                        Sold       Holdings 10/31/02
--------------------------------------------------------------------------------
Applied Materials, Inc.                   128,600                 136,200
--------------------------------------------------------------------------------
Cisco Systems, Inc.                        93,200                 623,800
--------------------------------------------------------------------------------
Concord EFS, Inc.                         431,600                      -0-
--------------------------------------------------------------------------------
eBay, Inc.                                 72,900                  59,100
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.            17,800                 189,700
--------------------------------------------------------------------------------
Micron Technology, Inc.                    79,200                 210,300
--------------------------------------------------------------------------------
Microsoft Corp.                            64,900                 218,100
--------------------------------------------------------------------------------
Nokia Corp. ADR (Finland)                 395,500                      -0-
--------------------------------------------------------------------------------
VERITAS Software Corp.                    160,800                 201,100
--------------------------------------------------------------------------------
Xilinx, Inc.                              113,100                      -0-
--------------------------------------------------------------------------------

* Adjusted for stock splits.



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                        ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 9

PORTFOLIO OF INVESTMENTS
October 31, 2002


Company                                                  Shares            Value
--------------------------------------------------------------------------------
COMMON STOCKS-92.3%

Technology-89.8%
Broadcasting & Cable-13.3%
Comcast Corp. Special Cl. A(a) ..................         332,300    $   7,646,223
Cox Communications, Inc. Cl. A(a) ...............          69,900        1,915,260
Viacom, Inc. Cl. B(a) ...........................         157,800        7,039,458
                                                                     -------------
                                                                        16,600,941
                                                                     -------------
Communication Equipment-9.6%
CIENA Corp.(a) ..................................         263,200          968,576
Cisco Systems, Inc.(a)(b) .......................         623,800        6,974,084
Juniper Networks, Inc.(a) .......................         484,900        2,824,542
QUALCOMM, Inc.(a) ...............................          35,800        1,235,816
                                                                     -------------
                                                                        12,003,018
                                                                     -------------
Computer Hardware/Storage-9.8%
Dell Computer Corp.(a) ..........................         427,300       12,225,053
                                                                     -------------

Computer Services-6.6%
First Data Corp. ................................         124,200        4,339,548
Fiserv, Inc.(a) .................................          42,600        1,330,824
SunGard Data Systems, Inc.(a) ...................          68,000        1,507,560
The BISYS Group, Inc.(a) ........................          59,000        1,056,100
                                                                     -------------
                                                                         8,234,032
                                                                     -------------
Computer Software-17.7%
Intuit, Inc.(a) .................................          34,200        1,775,664
Microsoft Corp.(a)(b) ...........................         218,100       11,661,807
PeopleSoft, Inc.(a) .............................         312,650        5,658,965
VERITAS Software Corp.(a) .......................         201,100        3,066,775
                                                                     -------------
                                                                        22,163,211
                                                                     -------------
Contract Manufacturing-1.6%
Flextronics International Ltd.(a) (Singapore) ...         241,250        2,016,850
                                                                     -------------

Internet Infrastructure-3.2%
eBay, Inc.(a) ...................................          59,100        3,737,484
ServiceWare Technologies, Inc.(a) ...............         400,000          220,000
                                                                     -------------
                                                                         3,957,484
                                                                     -------------
Semiconductor Capital Equipment-1.6%
Applied Materials, Inc.(a) ......................         136,200        2,047,086
                                                                     -------------


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10 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

                                                      Shares or
                                                      Principal
                                                         Amount
                                                          (000)            Value
--------------------------------------------------------------------------------
Semiconductor Components-26.4%
Altera Corp.(a) .................................         437,100    $   5,122,812
Broadcom Corp. Cl. A(a) .........................          96,500        1,156,070
Intel Corp. .....................................         340,900        5,897,570
Intersil Holding Corp.(a) .......................          58,400          992,216
Linear Technology Corp. .........................         113,400        3,134,376
Marvell Technology Group Ltd.(a) (Bermuda) ......         166,000        2,690,860
Maxim Integrated Products, Inc. .................         189,700        6,040,048
Micron Technology, Inc.(a) ......................         210,300        3,364,800
Texas Instruments, Inc. .........................         239,000        3,790,540
United Microelectronics Corp. ADR(a) (Taiwan) ...         190,670          791,281
                                                                     -------------
                                                                        32,980,573
                                                                     -------------
                                                                       112,228,248
                                                                     -------------
Utilities-1.7%
Telephone Utility-1.7%
AT&T Corp. ......................................         162,200        2,115,088
                                                                     -------------

Aerospace & Defense-0.8%
Aerospace-0.8%
Northrop Grumman Corp. ..........................          10,000        1,031,300
                                                                     -------------

Total Common Stocks
   (cost $199,345,324) ..........................                      115,374,636
                                                                     -------------

PREFERRED STOCKS-4.3%
Miscellaneous-4.3%
Agility Communications, Inc. ....................
   (Private Placement)(a)(c) ....................       1,531,628          658,600
Avasta, Inc. (Private Placement)(a)(c) ..........       3,221,516          193,291
Aventail Corp. Ser. E (Private Placement)(a)(c) .       2,000,000        2,000,000
Epicentric, Inc. (Private Placement)(a)(c) ......       1,050,420        1,901,260
Onix Microsystems, Inc. (Private Placement)(a)(c)       1,294,817          466,134
Paxonet Communications, Inc. ....................
   (Private Placement)(a)(c) ....................         354,610          127,660
Pluris, Inc. (Private Placement)(a)(c) ..........       1,100,376              -0-
                                                                     -------------

Total Preferred Stocks
   (cost $25,140,439) ...........................                        5,346,945
                                                                     -------------

SHORT-TERM INVESTMENT-6.3%
Time Deposit-6.3%
Bank of New York
   1.50%, 11/01/02
   (cost $7,900,000) ............................   $       7,900        7,900,000
                                                                     -------------

Total Investments-102.9%
   (cost $232,385,763) ..........................                      128,621,581
                                                                     -------------

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                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 11

Company                                                  Shares            Value
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT-(7.1%)
Agilent Technologies, Inc.(a) ...................        (100,000)   $  (1,375,000)
B2B Internet HOLDRs Trust .......................        (600,000)      (1,140,000)
Convergys Corp.(a) ..............................         (78,000)      (1,160,640)
Plexus Corp.(a) .................................         (80,000)        (858,400)
PurchasePro.com, Inc.(a) ........................          (4,800)            (216)
Scientific-Atlanta, Inc. ........................         (97,000)      (1,184,370)
Storage Technology Corp.(a) .....................         (71,800)      (1,269,424)
Xilinx, Inc.(a) .................................        (100,000)      (1,899,000)
                                                                     -------------

Total Securities Sold Short
   (proceeds $10,435,795) .......................                       (8,887,050)
                                                                     -------------

Total Investments,
   Net of Securities Sold Short-95.8%
   (cost $221,949,968) ..........................                      119,734,531
Other assets less liabilities-4.2% ..............                        5,217,667
                                                                     -------------

Net Assets-100% .................................                    $ 124,952,198
                                                                     -------------


(a) Non-income producing security.
(b) Position has been segregated to collateralize short sales. This collateral has a total market value of approximately $16,284,000. (c) Restricted and illiquid security, valued at fair value (See Notes A and G).
    Glossary:
    ADR - American Depositary Receipt.
    See notes to financial statements.

--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
October 31, 2002

Assets
Investments in securities, at value (cost $232,385,763) .......  $ 128,621,581
Cash ..........................................................        111,970
Due from broker for Short Sales ...............................     10,776,188
Interest and dividends receivable .............................         16,205
Receivable for capital stock sold .............................          9,862
                                                                  ------------
Total assets ..................................................    139,535,806
                                                                  ------------
Liabilities
Securities sold short, at value (proceeds $10,435,795) ........      8,887,050
Payable for investment securities purchased ...................      5,029,696
Payable for capital stock redeemed ............................        275,685
Distribution fee payable ......................................         78,513
Advisory fee payable ..........................................         61,888
Administrative fee payable ....................................         39,753
Accrued expenses ..............................................        211,023
                                                                  ------------
Total liabilities .............................................     14,583,608
                                                                  ------------
Net Assets ....................................................   $124,952,198
                                                                  ------------
Composition of Net Assets
Capital stock, at par .........................................   $     52,065
Additional paid-in capital ....................................    745,360,371
Accumulated net realized loss on investment transactions ......   (518,244,801)
Net unrealized depreciation of investment transactions ........   (102,215,437)
                                                                  ------------
                                                                  $124,952,198
                                                                  ------------
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($39,716,778/16,314,675 shares of capital stock
   issued and outstanding) ....................................        $ 2.43
Sales charge--4.25% of public offering price ..................           .11
                                                                       ------
Maximum offering price ........................................        $ 2.54
                                                                       ------
Class B Shares
Net asset value and offering price per share
   ($54,654,840/22,913,197 shares of capital stock
   issued and outstanding) ....................................        $ 2.39
                                                                       ------
Class C Shares
Net asset value and offering price per share
   ($30,580,580/12,836,900 shares of capital stock
   issued and outstanding) ....................................        $ 2.38
                                                                       ------


See notes to financial statements.

--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 13

STATEMENT OF OPERATIONS
Year Ended October 31, 2002

Investment Income
Interest................................ $       262,149
Dividends (net of foreign tax withheld
   of $21,365)..........................         155,190   $       417,339
                                         ---------------
Expenses
Advisory fee............................       1,892,787
Distribution fee--Class A...............         201,207
Distribution fee--Class B...............         914,973
Distribution fee--Class C...............         530,857
Transfer agency.........................         613,308
Printing................................         140,394
Administrative fee......................         134,000
Custodian...............................         105,201
Audit and legal.........................          83,770
Registration............................          42,451
Directors' fees.........................          20,044
Dividends on securities sold short......           9,513
Miscellaneous...........................          14,000
                                         ---------------
Total expenses..........................       4,702,505
                                         ---------------
Net investment loss.....................                        (4,285,166)
                                                           ---------------
Realized and Unrealized Gain (Loss) on
 Investment Transactions Net realized gain
(loss) on:
   Investments..........................                      (155,668,114)
   Short sales..........................                        19,386,769
Net change in unrealized
 appreciation/depreciation of:
   Investments..........................                        72,820,413
   Short sales..........................                       (12,214,767)
                                                           ---------------
Net loss on investments.................                       (75,675,699)
                                                           ---------------
Net Decrease in Net Assets from
   Operations...........................                   $   (79,960,865)
                                                           ---------------

See notes to financial statements.

--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

STATEMENT OF CHANGES
IN NET ASSETS

                                             Year Ended       Year Ended
                                            October 31,      October 31,
                                               2002             2001
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss..................... $    (4,285,166)  $   (13,322,809)
Net realized loss on investments........    (136,281,345)     (309,321,880)
Net change in unrealized
   appreciation/depreciation
   of investment transactions...........      60,605,646       (28,747,056)
                                         ---------------   ---------------
Net decrease in net assets from
  operations                                 (79,960,865)     (351,391,745)
Capital Stock Transactions
Net decrease............................     (67,103,475)     (124,066,262)
                                         ---------------   ---------------
Total decrease..........................    (147,064,340)     (475,458,007)
Net Assets
Beginning of period.....................     272,016,538       747,474,545
                                         ---------------   ---------------
End of period........................... $   124,952,198   $   272,016,538
                                         ---------------   ---------------

See notes to financial statements.

--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 15

NOTE A
Significant Accounting Policies
Alliance Select Investor Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of four portfolios, the Premier Portfolio, the Technology Portfolio, the Bio-Technology Portfolio and the Small Cap Growth Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Technology Portfolio. The Technology Portfolio (the "Fund") commenced operations on March 30, 2000. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed

--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Investment Income and Investment Transactions
Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 17

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the year ended October 31, 2002, permanent differences, primarily due to a net investment loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B
Advisory Fee and Other Transactions With Affiliates
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Composite Index (the "Index"). The Basic Fee may be increased to as much as 2.50% annualized or decreased to as little as .50% annualized. The fee will equal 1.50% annualized if the performance of Class A shares equals the performance of the Index. The performance period for each month during the year will be a rolling 36 month period ending with the current month. The performance period for each month will be from April 1, 2000 through the current month until the Agreement has been in effect for 36 months. During the year ended October 31, 2002, the effective advisory fee was at the annualized rate of 0.89% of the Fund's average daily net assets.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended October 31, 2002, such fees amounted to $134,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $365,752 for the year ended October 31, 2002.

For the year ended October 31, 2002, the Fund's expenses were reduced by $2,323 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $52,983 from the sale of Class A shares and $115, $500,308 and $6,435 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2002.

--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

Brokerage commissions paid on investment transactions for the year ended October 31, 2002, amounted to $946,030, of which $13,252 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $14,727,939 and $1,580,787 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $109,467,629 and $154,853,867, respectively, for the year ended October 31, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 2002.

At October 31, 2002, the cost of investments, for federal income tax purposes was $259,576,916. Accordingly, gross unrealized appreciation of investments was $2,781,604 and gross unrealized depreciation of investments was $123,301,144 resulting in net unrealized depreciation of $120,519,540 including short sales.

1. Financial Futures Contracts
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the con-

--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 19 tract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At October 31, 2002, the Fund had no outstanding futures contracts.

2. Options Transactions
For hedging and investment purposes, the Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Funds on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costs basis of the security purchased by the Fund. The risk involved in writing an option is that if the option was exercised the underlying security could then be purchased or sold at a disadvantageous price. Losses from call options written may be unlimited. For the year ended October 31, 2002, there were no written options.

3. Securities Sold Short
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

NOTE E
Distributable Earnings
As of October 31, 2002, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Accumulated capital and other losses.................      $  (499,940,698)(a)
Unrealized depreciation..............................         (120,519,540)(b)
Total accumulated earnings/(deficit).................      $  (620,460,238)

(a) On October 31, 2002, the Fund had a net capital loss carryforward of $499,940,698 of which $66,645,560 expires in the year 2008, $292,493,293 expires in the year 2009, and $140,801,845 expires in the year 2010.
(b) The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F
Capital Stock
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                   ----------------------------  ------------------------------
                             Shares                        Amount
                   ----------------------------  -------------------------------
                    Year Ended     Year Ended     Year Ended    Year Ended
                    October 31,    October 31,    October 31,    October 31,
                          2002           2001           2002          2001
                  --------------------------------------------------------------
Class A
Shares sold          5,450,653     20,407,369    $ 19,814,319    $ 117,203,243
--------------------------------------------------------------------------------
Shares converted
  from Class B         141,772         15,012         537,976           57,361
--------------------------------------------------------------------------------
Shares redeemed    (12,293,836)   (30,551,211)    (43,705,613)     171,332,776)
--------------------------------------------------------------------------------
Net decrease        (6,701,411)   (10,128,830) $  (23,353,318)    $(54,072,172)
--------------------------------------------------------------------------------
Class B
Shares sold          1,626,849      5,673,707  $    6,288,239     $ 34,346,863
--------------------------------------------------------------------------------
Shares converted
  to Class A          (144,588)       (15,210)       (537,976)         (57,361)
--------------------------------------------------------------------------------
Shares redeemed     (9,242,699)   (13,702,792)    (31,491,410)      73,798,595)
--------------------------------------------------------------------------------
Net decrease        (7,760,438)    (8,044,295) $  (25,741,147)    $ 39,509,093)
--------------------------------------------------------------------------------
Class C
Shares sold          1,245,144      3,639,930  $    4,853,251     $ 21,846,115
--------------------------------------------------------------------------------
Shares redeemed     (6,616,819)    (9,620,012)    (22,862,261)      52,331,112)
--------------------------------------------------------------------------------
Net decrease        (5,371,675)    (5,980,082) $  (18,009,010)    $ 30,484,997)
--------------------------------------------------------------------------------

                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 21

NOTE G
Restricted Securities
                                                Date Acquired        Cost
                                               ================   ==========
Agility Communications, Inc. ...........           7/31/01        $2,000,000
Avasta, Inc. ...........................          11/20/00         5,140,435
Aventail Corp. Ser. E...................           4/02/01         2,000,000
Epicentric, Inc. .......................           3/12/01         4,999,999
Onix Microsystems, Inc. ................           3/09/01         3,000,000
Paxonet Communications, Inc. ...........           4/12/01         1,000,000
Pluris, Inc. ...........................           9/26/00         7,000,005

The securities listed are restricted and have been valued at fair value in accordance with the procedures described in Note A. The value of these securities at October 31, 2002 was $5,346,945, representing 4.3% of net assets.

NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2002.

--------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding For Each Period

                                             ---------------------------------------
                                                           Class A
                                             ---------------------------------------
                                                                           March 30,
                                               Year Ended   Year Ended    2000(a) to
                                               October 31,  October 31,  October 31,
                                                   2002         2001         2000
                                            ---------------------------------------
Net asset value, beginning of period.......       $ 3.82      $7.81        $10.00
                                            ---------------------------------------
Income From Investment Operations
Net investment loss(b).....................         (.05)      (.14)         (.09)
Net realized and unrealized loss on
 investment and foreign currency
 transactions .............................        (1.34)     (3.85)        (2.10)
                                            ---------------------------------------
Net decrease in net asset value
  from operations .........................        (1.39)     (3.99)        (2.19)
                                            ---------------------------------------
Net asset value, end of period.............       $ 2.43      $3.82        $ 7.81
                                            ========================================
Total Return
Total investment return based on net
  asset value(c)                                  (36.39)%   (51.09)%      (21.90)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)..      $39,717    $87,871      $258,879
Ratio to average net assets of:
  Expenses, including interest expense.....         1.71%      3.25%         2.35%(d)
  Expenses, excluding interest expense.....         1.71%      3.01%         2.31%(d)
  Net investment loss......................        (1.51)%    (2.53)%       (1.79)%(d)
Portfolio turnover rate....................           56%        70%           55%


See footnote summary on page 25.

--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 23

Selected Data For A Share Of Capital Stock Outstanding For Each Period

                                             ---------------------------------------
                                                           Class B
                                             ---------------------------------------
                                                                           March 30,
                                               Year Ended   Year Ended    2000(a) to
                                               October 31,  October 31,  October 31,
                                                   2002         2001         2000
                                            ---------------------------------------
Net asset value, beginning of period.......       $ 3.77      $7.77        $10.00
                                            ---------------------------------------
Income From Investment Operations
Net investment loss(b).....................         (.08)      (.17)         (.13)
Net realized and unrealized loss on
  investment and foreign currency
  transactions.............................        (1.30)     (3.83)        (2.10)
                                            ---------------------------------------
Net decrease in net asset value from
  operations...............................        (1.38)     (4.00)        (2.23)
                                            ---------------------------------------
Net asset value, end of period.............       $ 2.39      $3.77        $ 7.77
                                            ========================================
Total Return
Total investment return based on net
  asset value(c) ..........................       (36.60)%   (51.48)%      (22.30)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)..      $54,655   $115,586      $300,814
Ratio to average net assets of:
  Expenses, including interest expense.....         2.45%      3.96%         3.02%(d)
  Expenses, excluding interest expense.....         2.45%      3.72%         2.99%(d)
  Net investment loss......................        (2.26)%    (3.24)%       (2.47)%(d)
Portfolio turnover rate....................           56%        70%           55%

See footnote summary on page 25.



--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

Selected Data For A Share Of Capital Stock Outstanding For Each Period

                                             ---------------------------------------
                                                           Class C
                                             ---------------------------------------
                                                                           March 30,
                                               Year Ended   Year Ended    2000(a) to
                                               October 31,  October 31,  October 31,
                                                   2002         2001         2000
                                            ---------------------------------------
Net asset value, beginning of period.......       $ 3.77      $7.76        $10.00
                                            ---------------------------------------
Income From Investment Operations
Net investment loss(b).....................         (.08)      (.17)         (.13)
Net realized and unrealized loss on
  investment and foreign currency
  transactions.............................        (1.31)     (3.82)        (2.11)
                                            ---------------------------------------
Net decrease in net asset value from
  operations                                       (1.39)     (3.99)        (2.24)
                                            ---------------------------------------
Net asset value, end of period.............       $ 2.38      $3.77        $ 7.76
                                            =======================================
Total Return
Total investment return based on net
  asset value(c) ..........................       (36.87)%   (51.42)%      (22.40)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)..      $30,580    $68,560      $187,782
Ratio to average net assets of:
  Expenses, including interest expense ....         2.46%      3.97%         3.03%(d)
  Expenses, excluding interest expense.....         2.46%      3.73%         2.99%(d)
  Net investment loss......................        (2.27)%    (3.25)%       (2.47)%(d)
Portfolio turnover rate....................           56%        70%           55%


(a)Commencement of operations.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d) Annualized.

--------------------------------------------------------------------------------
                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 25

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance
Select Investor Series, Inc. Technology Portfolio
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Select Investor Series, Inc. Technology Portfolio (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 13, 2002



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26 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

GLOSSARY OF INVESTMENT TERMS


benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital
Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceeds its liabilities).

common stock
A type of security that represents ownership in a public company.

earnings
Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.


equity
Another term for stock.

initial public offering (IPO)
A sale of securities by a previously private company to the general public.

leverage
The degree to which an investor is using borrowed money.

portfolio
The collection of securities that make up a fund's or an investor's investments.

sector
A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

valuation
The process of determining the value of an asset or company.

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                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 27

ALLIANCE CAPITAL
The Investment Professional's Choice


Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.





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28 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

ALLIANCE CAPITAL AT YOUR SERVICE


At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment
   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.
o  Automatic Investment Program
   Build your investment account by having money automatically transferred from your bank account on a regular basis.
o  Dividend Direction Plans
   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.
o  Auto Exchange
   You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.
o  Systematic Withdrawals
   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.
o E-Statements and Electronic Delivery Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.
o  A Choice of Purchase Plans
   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.
o  Telephone Transaction
   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.
o  Alliance Answer: 24-Hour Information
   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).
o  The Alliance Advance
   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.
o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.





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                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 29

BOARD OF DIRECTORS


John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS
Christopher M. Toub, Senior Vice President
Thomas J. Bardong, Vice President
Andrew J. Frank, Vice President
Gerald T. Malone, Vice President
Janet A. Walsh, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1) Member of the Audit Committee.


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30 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

MANAGEMENT OF THE FUND



Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                         PORTFOLIOS
                                                                           IN FUND                        OTHER
NAME, AGE OF DIRECTOR,              PRINCIPAL                              COMPLEX                    DIRECTORSHIPS
      ADDRESS                     OCCUPATION(S)                          OVERSEEN BY                     HELD BY
(YEARS OF SERVICE*)           DURING PAST 5 YEARS                          DIRECTOR                      DIRECTOR
--------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
John D. Carifa,#+, 57         President, Chief Operating Officer             114                         None
1345 Avenue of the Americas   and a Director of Alliance Capital
New York, NY 10105            Management Corporation ("ACMC"),
(4)                           with which he has been associated
                              with since prior to 1997.

DISINTERESTED DIRECTORS
Ruth Block, #+, 72            Formerly an Executive Vice President            93                         None
P.O. Box 4623                 and Chief Insurance Officer of The
Stamford, CT 06903            Equitable Life Assurance Society of the
(4)                           United States; Chairman and Chief
                              Executive Officer of Evlico. Formerly a
                              Director of Avon, BP Amoco Corporation,
                              Ecolab, Inc., Tandem Financial Group and
                              Donaldson, Lufkin & Jenrette Securities
                              Corporation.

David H. Dievler, #+, 73      Independent Consultant. Until December          98                         None
P.O. Box 167                  1994, Senior Vice President of ACMC
Spring Lake, NJ 07762         responsible for mutual fund administration.
(4)                           Prior to joining ACMC in 1984, Chief
                              Financial Officer of Eberstadt Asset
                              Management since 1968. Prior to that,
                              Senior Manager at Price Waterhouse & Co.
                              Member of American Institute of Certified
                              Public Accountants since 1953.

John H. Dobkin, #+, 60        Consultant. Formerly a Senior Adviser           94                         None
P.O. Box 12                   from June 1999-June 2000 and President
Annandale, NY 12504           (December 1989-May 1999) of Historic
(4)                           Hudson Valley (historic preservation).
                              Previously, Director of the National
                              Academy of Design and during 1988-92,
                              Director and Chairman of the Audit
                              Committee of ACMC.

William H.Foulk, Jr., #+, 70  Investment Adviser and Independent             110                         None
Suite 100                     Consultant. Formerly Senior Manager
2 Soundview Drive             of Barrett Associates, Inc., a registered
Greenwich, CT 06830           investment adviser, with which he had
(4)                           been associated since prior to 1997.
                              Former Deputy Comptroller of the State of
                              New York and, prior thereto, Chief Investment
                              Officer of the New York Bank for Savings.


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                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 31

                                                                         PORTFOLIOS
                                                                           IN FUND                        OTHER
NAME, AGE OF DIRECTOR,              PRINCIPAL                              COMPLEX                    DIRECTORSHIPS
      ADDRESS                     OCCUPATION(S)                          OVERSEEN BY                     HELD BY
(YEARS OF SERVICE*)           DURING PAST 5 YEARS                          DIRECTOR                      DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
Clifford L. Michel, #+, 63    Senior Counsel of the law firm of Cahill          93                       Placer Dome
15 St. Bernard's Road         Gordon & Reindel, since February 2001                                          Inc.
Gladstone, NJ 07934           and a partner of that firm for more than
(4)                           25 years prior thereto. President and
                              Chief Executive Officer and Director of
                              Wenonah Development Company (investments)
                              and a Director of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68    Senior Counsel of the law firm of Orrick,         92                          None
98 Hell's Peak Road           Herrington & Sutcliffe LLP since prior to
Weston, VT 05161              1997. Formerly a senior partner and a member
(4)                           of the Executive Committee of that firm.
                              Formerly a member and Chairman of the Municipal
                              Securities Rulemaking Board and a Trustee of
                              the Museum of the City of New York.


*  There is no stated term of office for the Fund's Directors.
** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.
#  Member of the Audit Committee.
+  Member of the Nominating Committee.


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32 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


Officer Information
Certain information concerning the Fund's Officers is listed below.

                               Position(s)                Principal Occupation
Name, Address* and Age       Held with Fund               During Past 5 Years**
---------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57          Chairman & President      See biography on page 31.

Christopher M. Toub, 43     Senior Vice President     Executive Vice President of ACMC, with
                                                      which he has been associated
                                                      since prior to 1997

Andrew J. Frank, 31         Vice President            Vice President of ACMC, with which he has
                                                      been associated since prior to 1997.

Gerald T. Malone, 48        Vice President            Senior Vice President of ACMC, with which
                                                      he has been associated since prior
                                                      to 1997.

Janet A. Walsh, 40          Vice President            Senior Vice President of ACMC, with which
                                                      she has been associated with since
                                                      prior to 1997.

Thomas J. Bardong, 57       Vice President            Senior Vice President of ACMC, with which
                                                      he has been associated since prior
                                                      to 1997.

Edmund P. Bergan, Jr., 52   Secretary                 Senior Vice President and the General
                                                      Counsel of Alliance Fund Distributors,
                                                      Inc. ("AFD") and Alliance Global Investor
                                                      Services Inc. ("AGIS"), with which he has
                                                      been associated since prior to 1997.

Mark D. Gersten, 52         Treasurer and Chief       Senior Vice President of AGIS, with
                            Financial Officer         which he has been associated since prior
                                                      to 1997.

Vincent S. Noto, 38         Controller                Vice President of AGIS, with which he has
                                                      been associated since prior to 1997.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, AFD and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


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                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 33

ALLIANCE CAPITAL FAMILY OF FUNDS


U.S. Stock Funds
Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund

Taxable Bond Funds (continued)
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.
** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.
*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging
    Market Debt Fund on March 1, 2002.


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34 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

NOTES









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                       ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 35

NOTES









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36 o ALLIANCE SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO

Alliance Select Investor Series
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


Alliance Capital [LOGO] (R)
The Investment Professional's Choice

R These registered service marks used under license from the owner, Alliance Capital Management L.P.

SISTPAR1002